Exhibit 10.26


                   EMPLOYEE GRANTOR TRUST ENROLLMENT AGREEMENT
                   -------------------------------------------

         This agreement, made the ____ day of ________________, 1995, between [Executive] (the "Employee"), the person, if any, to whom the Employee is legally married (the "Employee's Spouse"), and Philip Morris Companies Inc., ("Philip Morris") and those subsidiaries of Philip Morris, if any, that have also executed this agreement (collectively, the "Company"),

                                  INTRODUCTION
                                  ------------

The Company has established and maintains the Philip Morris Benefit Equalization Plan, Philip Morris Survivor Income Benefit Equalization Plan, Philip Morris Supplemental Management Employees' Retirement Plan, [and] Kraft Foods Supplemental Benefits Plan, [and (name of any other relevant supplemental retirement arrangement)] (the "Supplemental Plans"), which are designed to provide benefits supplemental to those provided under the tax-qualified retirement plans maintained by the Company (the "Qualified Plans"). The Employee is entitled to certain benefits under one or more of the Supplemental Plans.

         The Employee and the Company desire to enter into this Agreement pursuant to which the Employee directs the Company to deposit certain cash compensation payments on behalf of the Employee directly into a grantor trust to be established and maintained by the Employee, which amounts will be in lieu of benefits payable under the Supplemental Plans;

         In consideration of their mutual undertakings, the Company, the Employee, and the Employee's Spouse agree as follows:

                I. Establishment and Maintenance of Grantor Trust
                   ----------------------------------------------

         1.1 The Employee agrees to establish and maintain an irrevocable grantor trust (the "Trust") in the form attached hereto as Exhibit A for the purpose of receiving and holding the cash deposits made pursuant to this Agreement and any interest or other earnings on the outstanding balances in the Trust.

         1.2 The Employee and the Employee's Spouse agree that they will not contribute any additional funds to the Trust and will withdraw funds only in accordance with the terms of the Supplemental Plans, except to the extent that Trust withdrawals are necessary to pay taxes on Trust earnings or cash deposits.

                              II. Payments to Trust
                                  -----------------

         2.1 The Company agrees to make available to the Employee $[insert sum of trust contribution and tax payments] (the "Funding Payment"), as of [month, day, year] and the Employee directs the Company to (a) deduct federal, state and local income and employment taxes from the Funding Payment and remit such taxes to the appropriate authorities; and (b) pay the remainder of the Funding Payment into the Trust in cash.

         2.2 The Company may, from time to time, make available to the Employee additional funding payments. Unless the Employee terminates this Agreement pursuant to Section 7.2 prior to the time such additional funding payments are to be paid into the Trust, the Employee directs the Company to (a) deduct federal, state and local income and employment taxes from such additional funding payments and remit such taxes to the appropriate authorities; and (b) pay the remainder of such additional funding payments into the Trust.

                 III. Distributions from Trust, Benefit Payments
                      ------------------------------------------

         3.1 The Employee and the Employee's Spouse agree that any amounts paid from the Trust including any Trust earnings (other than any amounts distributed to pay taxes on Trust earnings) shall offset the benefits otherwise payable to them under the Supplemental Plans. For purposes of calculating this offset, the amount otherwise payable under the Supplemental Plans at the relevant time to the Employee or his Beneficiary(ies) will be converted to an after-tax amount (the "After-Tax Benefit") using the tax assumptions set forth in Exhibit B. The amount of any Trust distribution shall offset the amount of the After-Tax Benefit and shall discharge the Company's liability to the Employee, the Employee's Spouse and his Beneficiary(ies) to the extent of the corresponding pre-tax benefit otherwise payable under the Supplemental Plans.

         3.2 If the amount of the Trust distribution is less than the After-Tax Benefit, the difference between the amount of the Trust distribution and the After-Tax Benefit shall be converted to a pre-tax amount (the "Additional Pre-Tax Benefit") based on the tax assumptions set forth in Exhibit B, and the Company shall pay an amount equal to the Additional Pre-Tax Benefit to the Employee or his Beneficiary(ies), from the Company's general assets in satisfaction of the Company's remaining obligations under the Supplemental Plans.

         3.3 The Employee and the Employee's Spouse understand and agree that to the extent funds in the Trust are distributed to either of them in amounts greater than, or at times earlier than, those contemplated by the benefit payment provisions of the Supplemental Plans and by Sections 3.1 and 3.2 hereof,
(a) the offsets against any amounts otherwise payable under the Supplemental Plans will be calculated in the manner set forth in Section 6.1 as if the amounts so distributed had remained in the Trust, accumulated earnings, and been distributed at the proper time; and (b) such offsets will discharge the Company's liability in the same manner as set forth in such Section 6.1.

                 IV. Tax Payments With Respect to Trust Earnings
                     -------------------------------------------

         The Company may make payments on behalf of the Employee (or his Beneficiary(ies)) to tax authorities to pay the federal, state and local income taxes with respect to any earnings of the Trust and any income and employment taxes as a result of the Company's payment of the Employee's taxes under this
Article IV. To the extent that the Company does not make payments sufficient (using the assumptions set forth in Exhibit B) to pay such taxes, Trust income will be distributed to provide any additional amounts required for such purpose.

                    V. Appointment of Philip Morris as Agent
                       -------------------------------------

         5.1 The Employee appoints Philip Morris and such persons as may be designated to act on behalf of Philip Morris as his duly authorized agent for the following purposes: (a) providing, in accordance with the duties of the "Administrator" as set forth in the form of Trust Agreement attached as Exhibit A, investment guidelines and other information and direction to the trustee of the Trust;
(b) removing the trustee and appointing a successor trustee of the Trust; (c) examining the books and records of the Trust; and (d) amending and terminating the Trust.

         5.2 The Employee's appointment of Philip Morris as his agent is based on the Employee's special trust and confidence in Philip Morris and its management. In the event of a Change of Control (as defined in Section 8.5) of Philip Morris, the Employee (or, if applicable, his Beneficiary(ies)) may remove Philip Morris (or its successor) as the duly authorized agent for purposes of carrying out the actions set forth in Section 5.1 by delivering to both Philip Morris (or its successor) and the trustee of the Trust, within any period of two days, written notice of such removal. The trustee shall not be required to verify that there has been a Change of Control of Philip Morris and shall be entitled to rely upon the Employee's notice of removal unless Philip Morris provides to the trustee (within 10 days following the trustee's receipt of the notice of removal from the Employee) written notice certifying that no Change of Control has occurred. From and after the date on which Philip Morris (or its successor) ceases to serve as the duly authorized agent, the offsets against the Company's obligations to the Employee and the Employee's Spouse or Beneficiary(ies) under the Supplemental Plans shall be determined by assuming
(a) that the value of Trust assets last reported by the trustee to Philip Morris (or its successor) prior to such date is accumulated with earnings at the rate specified in the second sentence of Section 6.1 (treating the immediately preceding

December as the date for determining such rate) and (b) that all subsequent distributions from the Trust occur at the proper times and in the proper amounts.


                         VI. Attachment of Trust Assets
                             --------------------------

         6.1 The Employee understands and agrees that in the event all or a portion of the funds in the Trust are attached by court order or other legal process or are otherwise alienated, the offset against any amounts otherwise payable under the Supplemental Plans will be calculated as if the amount so alienated remained in the Trust, had accumulated with earnings at the same rate as amounts that actually remain in the Trust, was distributed at the proper time, and was or is to be offset against benefits otherwise payable from the Supplemental Plans before any remaining Trust assets were or are distributed. To the extent that for any calendar year or portion thereof no assets remain in the Trust, the amounts so alienated shall be deemed to earn interest at the annual interest rate on 30-year Treasury securities (within the meaning of Internal Revenue Code section 417(e)(3)) for the month of December preceding the first year in which no assets remain in the Trust, reduced by estimated federal, state and local income taxes on the deemed earnings using the tax assumptions set forth in Exhibit B. The Employee agrees that the value of any amounts so alienated, and the earnings that would have accumulated thereon, shall be offset against a like amount of After-Tax Benefit, and shall discharge the Company's liability to the Employee to the extent of the corresponding pre-tax benefit otherwise payable to the Employee or his Beneficiary(ies) under the Supplemental Plans.


         6.2 The Employee's Spouse understands and agrees that should any amounts under the Trust be assigned to her under a domestic relations order or otherwise, the offset against any amounts otherwise payable under the Supplemental Plans will be calculated in the manner set forth in Section 6.1 as if the amount so alienated had remained in the Trust, accumulated earnings, and been distributed at the proper time. The Employee's Spouse agrees that if she also claims entitlement to benefits under the Supplemental Plans, the value of the amount alienated under the Trust, and the earnings that would have accumulated thereon absent such alienation, shall be offset against a like amount of After-Tax Benefit, and shall discharge the Company's liability to the Employee and the Employee's Spouse to the extent of the corresponding pre-tax benefit otherwise payable to the Employee or the Employee's Spouse under the Supplemental Plans.


                                VII. Termination
                                     -----------

         7.1 This Enrollment Agreement shall terminate 30 days after the date the Trust terminates.


         7.2 Notwithstanding the above, during the lifetime of the Employee, this Enrollment Agreement may be terminated at any time by the Company or the Employee by providing 30 days written notice to all parties. Any such termination shall operate on a prospective basis only and shall not operate to release the funds already in the Trust or to otherwise alter the application of the terms of this Enrollment Agreement to such funds.

                               VIII. Miscellaneous
                                     -------------

         8.1 Nothing in this Agreement shall be construed to confer upon the Employee the right to continue in the employment of the Company, or to require the Company to continue the employment of the Employee.

         8.2 This Agreement shall be binding upon and inure to the benefit of the Company, it successors and assigns and the Employee or his Beneficiary(ies) and the Employee's Spouse and their heirs, executors, other successors in interest, administrators, and legal representatives.

         8.3 The validity and interpretation of this Agreement shall be governed by the laws of the State of New York.

         8.4 The Employee's Beneficiary(ies) shall be determined in accordance with the terms of the trust agreement pursuant to which the Trust is maintained.

         8.5 Change of Control. For the purpose of this Agreement, a "Change of Control" shall mean:

            (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) of 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of Philip Morris (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of Philip Morris entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control:
(i) any acquisition directly from Philip Morris; (ii) any acquisition by Philip Morris, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Philip Morris or any corporation controlled by Philip Morris or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection
(c) of this Section 8.5; or


            (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by Philip Morris's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or


            (c) Approval by the shareholders of Philip Morris of a reorganization, merger, share exchange or consolidation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, or (ii) no Person (excluding any employee benefit plan (or related trust) or Philip Morris or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or


            (d) Approval by the shareholders of Philip Morris of (i) a complete liquidation or dissolution of Philip Morris or (ii) the sale or other disposition of all or substantially all of the assets of Philip Morris, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 80% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of Philip Morris or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of Philip Morris or were elected, appointed or nominated by the Board; or


            (e) the entry of an order for relief against Philip Morris issued pursuant to any chapter of the United States Bankruptcy Code, as amended.

         IN WITNESS WHEREOF, the Employee, the Employee's Spouse, [and] Philip Morris [and Subsidiary] have caused this Agreement to be executed as of the day and year first above written.

Attest:

---------------------------------              ---------------------------------
                                               Signature of Employee

Attest:

---------------------------------              ---------------------------------
                                               Signature of Employee's Spouse

Attest:
                                               Philip Morris Companies Inc.


                                               By:
---------------------------------                 ------------------------------


Attest:                                        [Subsidiary]


                                               By:
---------------------------------                 ------------------------------

                                    EXHIBIT B

                                 Tax Assumptions
                                 ---------------


Federal income tax rate: the highest marginal Federal income tax rate as adjusted for the Federal deduction of state and local taxes and the phase out of Federal deductions under current law (or as adjusted under any subsequently enacted similar provisions of the Internal Revenue Code).

State income tax rate: the highest adjusted marginal state income tax rate based on the Employee's or Beneficiary's state of residence.

Local income tax rate: the highest adjusted marginal local income tax rate based on the Employee's or Beneficiary's locality of residence.

Exceptions: While the Employee is actively employed, the state and local tax rate assumptions used to determine the appropriate deduction from a Funding Payment for state and local taxes, and the appropriate amount of such taxes on Company payments to provide for the taxes due on earnings of the Trust, will generally be based on the Employee's work location rather than his residence. With respect to New York City tax, however, status as a non-resident will be taken into account.

                                                                     EXHIBIT A


                        EMPLOYEE GRANTOR TRUST AGREEMENT



         THIS TRUST AGREEMENT made the ______________ day of _____________________, 1995 between [EXECUTIVE'S NAME] (hereinafter called the Grantor) and MORGAN GUARANTY TRUST COMPANY OF NEW YORK (hereinafter called the Trustee),

                          W I T N E S S E T H  T H A T:

         WHEREAS, the Grantor desires to establish and maintain a trust (hereinafter referred to as the "Trust Fund") to hold certain cash payments actually or constructively received by the Grantor in lieu of certain future payments the Grantor would otherwise be entitled to receive from Philip Morris Companies Inc. (hereinafter referred to singularly as "Philip Morris") or its subsidiaries (Philip Morris and its subsidiaries being collectively hereinafter referred to as the "Companies") pursuant to the terms of the nonqualified supplemental benefit plans specified in Schedule A annexed hereto (hereinafter referred to as the Plans); and

         WHEREAS, the Grantor has entered into certain agreements with the Companies specifying the manner and extent to which amounts he will receive as payments from the Trust Fund reduce the payments he would otherwise be entitled to receive pursuant to the terms of the Plans or from other arrangements with the Companies; and

         WHEREAS, the Grantor has appointed Philip Morris to act as his agent in connection with certain matters pertaining to the administration of the Trust Fund;

         NOW, THEREFORE, in consideration of the premises and covenants herein contained, the Grantor hereby conveys and assigns to the Trustee, and the successors or assigns of the Trustee, the sum of ______________ dollars ($___________ ), the receipt of which is hereby acknowledged by the Trustee, to have and to hold the said sum together with any additions thereto upon the following express trust and with the powers, authorities and discretions hereinafter conferred:

                                    ARTICLE I
                                    ---------

                                  Introduction
                                  ------------

         I. (1). Name. This agreement and the trust hereby evidenced may be
                 ----
referred to as the "[Executive's Name] Employee Grantor Trust."
                   -------------------

         I. (2). The Trust Fund. The "Trust Fund" as at any date means all
                 --------------
property then held by the Trustee under this agreement.

         I. (3). Status of the Trust. The trust shall be irrevocable until such
                 -------------------
time as the Grantor (or, in the event of the Grantor's death, the Grantor's Beneficiaries, as defined in Section VI. (8). below) and the Administrator provide written certification to the Trustee that all obligations of the Companies to the Grantor and his Beneficiaries have been satisfied. The trust is intended to constitute a grantor trust under which the Grantor is treated as grantor and owner pursuant to Sections 671 - 678 of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly. Neither the Companies nor any person other than the Grantor and, in the event of the Grantor's death, the Grantor's Beneficiaries, and the Trustee acting as such, have any right, title or interest in the assets of the Trust Fund.

         I. (4). The Administrator. Philip Morris shall be the "Administrator"
                 -----------------
for purposes of this Trust and shall have certain powers, rights and duties under this agreement as described below; provided that, Philip Morris may from time to time designate a person or persons to act as the Administrator on its behalf or to carry out certain duties of the Administrator. Philip Morris will certify to the Trustee from time to time the person or persons authorized to act on behalf of Philip Morris as the Administrator. The Trustee may rely on the latest certificate received without further inquiry or verification. Notwithstanding any provision herein, in the event of a Change of Control of Philip Morris (as defined in the most recently executed Employee Grantor Trust Enrollment Agreement entered into by Philip Morris and the Grantor), the Grantor may remove Philip Morris (or its successor) and any designee of Philip Morris as Administrator by delivering to both Philip Morris (or its successor) and the Trustee within any period of two days written notice of such removal. The Trustee may rely upon any notice of removal received from the Grantor without further inquiry or verification, unless Philip Morris (or its successor) provides to the Trustee (within 10 days following the Trustee's receipt of the notice of removal from the Grantor) written notice certifying that no change in control has occurred. In the event the Grantor removes Philip Morris as Administrator, the Grantor shall appoint a successor Administrator, who may be the Grantor, a committee of persons including the Grantor, or such other person or persons as shall be reasonably acceptable to the Trustee, and shall notify the Trustee of the appointment. In such event, the Grantor shall also have the authority to, from time to time, remove the person or persons so appointed and appoint such other person or persons as shall be reasonably acceptable to the Trustee.

         I. (5). Acceptance. The Trustee accepts the duties and obligations of
                 ----------
the "Trustee" hereunder, agrees to accept funds delivered to it on behalf of the Grantor, and agrees to hold such funds (and any proceeds from the investment of such funds) in trust in accordance with this agreement; provided that the Trustee reserves the right to determine whether to accept the transfer of any property other than cash proposed to be transferred to it.

                                   ARTICLE II
                                   ----------

                         Distribution of the Trust Fund
                         ------------------------------

         II. (1). The Trustee shall hold, manage, invest and reinvest the Trust Fund, shall collect the income therefrom and, after deducting all proper charges, shall pay or apply to or for the benefit of the Grantor (or, in the event of the Grantor's death, the Grantor's Beneficiaries) so much, including all, of the net income and principal of the Trust Fund as is set forth in a schedule of payments provided to the Trustee by the Administrator. The Administrator shall be responsible for providing the Trustee with all necessary information as to the Grantor's current address, beneficiary designations, and the form in which and time at which payments are to be made. The Trustee shall incur no liability to the Grantor or any other person interested in the Trust Fund for any action or any omission in reliance upon information provided by the Administrator.

         II. (2). The Trustee shall also distribute to the Grantor at least annually such amount(s), if any, as the Administrator may certify to the Trustee is (are) necessary to pay tax obligations of the Grantor resulting from earnings on the Trust Fund or from additional amounts actually or constructively received by the Grantor from the Companies and contributed to the Trust Fund.

         II. (3). All income not so paid or applied shall be accumulated and added to principal of the Trust Fund.

         II. (4). This trust shall terminate on the first business day of the Trustee following the date ninety (90) days after receipt by the Trustee of written certification by the Grantor (or in the event of the Grantor's death, the Grantor's Beneficiaries) and the Administrator that all obligations of the Companies to the Grantor and his Beneficiaries have been satisfied, at which time the Trustee shall transfer and pay over the principal of the Trust Fund, together with any undistributed income on hand and accrued income, as then constituted to the Grantor, if living, or the Beneficiaries designated by the Grantor, in the event of his death.

                                   ARTICLE III
                                   -----------

                                   The Trustee
                                   -----------

         III. (1). Any corporation resulting from any merger, conversion, reorganization or consolidation to which any corporation acting as Trustee hereunder shall be a party, or any corporation to which shall be transferred all or substantially all of any such corporation's trust business, shall be the successor of such corporation as Trustee hereunder, without the execution or filing of any instrument or the performance of any further act and shall have the same powers, authorities and discretions as though originally named in this Trust Agreement.

         III. (2). The Trustee may resign by giving ninety (90) days' advance written notice to the Grantor and the

Administrator. The Administrator, as agent for the Grantor, may remove a Trustee by giving ninety (90) days advance written notice to the Trustee and the Grantor. The Administrator may appoint a successor Trustee by written notice signed by the Administrator and delivered to the Trustee and the Grantor (or, in the event of the Grantor's death, his Beneficiaries). If a successor Trustee is not appointed within ninety (90) days of the Trustee's resignation, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor.

         III. (3). The Trustee shall be entitled to such compensation for its services in any fiduciary capacity hereunder as the Administrator, as agent for the Grantor, or the Grantor, and the Trustee may from time to time agree, including minimum fees and additional compensation for special investments and services, notwithstanding that such stipulated compensation shall be greater than that now in effect or than that provided from time to time under applicable law, and such compensation and reimbursement for reasonable expenses may be paid at any time without court approval. Such compensation shall be paid from the Trust Fund to the extent that it is not paid by the Administrator or the Grantor.

         III. (4). No bond or other security shall be required of any trustee in any jurisdiction, whether for the faithful performance of duties, to secure payment of commissions in advance or otherwise, and if, notwithstanding this express direction, any such bond or security shall be required by any law, statute or rule of court, no surety shall be required thereon.

                                   ARTICLE IV
                                   ----------

                                Trustee Reporting
                                -----------------
         IV. (1). The Trustee shall furnish the Administrator with statements of transactions in the trust and statements of the market value of the Trust Fund at least monthly, and the Administrator and the Grantor with a statement of trust investments including the market value thereof at least annually. The failure of both the Grantor and the Administrator to object to any matter contained in such statements by written notice signed by either the Grantor or the Administrator within ninety (90) days after receipt of the same shall constitute the Grantor's assent to such statements and shall be final and binding as to all matters contained in such statements upon the Grantor, the Administrator as agent for the Grantor, and all persons, whether or not in being, interested in the Trust Fund. In addition, the Grantor may execute a release, with or without an account, approving the administration of the trust. A release shall discharge the Trustee from any accountability and liability to the Grantor, the Grantor's legal representatives, or any persons, whether or not in being, interested in the Trust Fund, with the same effect as if the account of the Trustee were judicially settled and allowed.

         IV. (2). The Trustee shall also furnish the Administrator or the Grantor with such other information relating to the actual or estimated income of the Trust Fund, including the character of such income, and to estimated taxes resulting from such income as the Trustee and the Administrator may from time to time agree is necessary or desirable to assure appropriate reporting and payment of taxes by or on behalf of the Grantor.

         IV. (3). The Grantor and the Administrator, or such persons as may be designated by them, shall at any time upon five days' advance written notice to the Trustee have the right to examine, during the normal business hours of the Trustee, all books and records of the Trustee pertaining to the Trust Fund.


                                    ARTICLE V
                                    ---------

                     Investment and Administrative Authority
                     ---------------------------------------

         V. (1). In addition to any powers conferred by law, the Trustee shall have the following powers, authorities and discretions with respect to any property, real or personal, at any time held under any provision hereof and may exercise the same with sole and absolute discretion and without the order or approval of any court, and the Grantor intends that such powers, authorities and discretions (including the following) be construed in the broadest possible manner:

                  (a) To retain any such property without regard to the proportion any such property or similar property held may bear to the entire amount held and without any obligation to diversify the same, whether or not the same is of the kind in which fiduciaries are authorized by law or any rule of court to invest funds;

                  (b) To sell any such property upon such terms and conditions as may be deemed advisable, at public or private sale, for cash or on credit for such period of time as may be deemed advisable, or partly for cash and partly on credit, and with or without security, without obligation to "test the market" by soliciting offers from a third party or to obtain an appraisal to establish the value thereof; and the purchaser of such property shall have no obligation to inquire as to the use or application of the proceeds of sale; to exchange any property held hereunder upon such terms and conditions as may be deemed advisable; and to grant warranties, guaranties, indemnities or options with respect to any of the foregoing without regard to the duration of any trust or any time limitation imposed by law;

                  (c) To invest and reinvest in and to acquire by purchase, exchange or otherwise property of any character whatsoever, foreign or domestic, or interests or participations therein, including by way of illustration and not of limitation: real property, mortgages, bonds, notes, debentures, certificates of deposit, options, puts, calls, warrants, partnerships, common and preferred stocks, annuity contracts, futures contracts, forward contracts, short sales and swap contracts, in each case whether foreign or domestic and with respect to financial instruments and any group or index of securities (or any interest therein based upon the value thereof) and in connection therewith to deposit any property as collateral with any agent and to grant security interests in such collateral and shares or interests in investment trusts, mutual funds or common trust funds (including without limitation common trust funds maintained by a corporate fiduciary and other trusts or funds with respect to which the Trustee or its affiliates acts as investment advisor or custodian or provides other services), without regard to the proportion any such property or similar property held may bear to the entire amount held and without any obligation to diversify, whether or not the same is of the kind in which fiduciaries are authorized by law or any rule of court to invest funds;

                  (d) To participate in and to consent to any plan of reorganization, recapitalization, consolidation, merger, combination, dissolution, liquidation or similar plan and any action thereunder, including by way of illustration and not of limitation to receive and retain property under any such plan whether or not the same is of the kind in which fiduciaries are authorized by law or any rule of court to invest funds;

                  (e) To exercise all conversion, subscription, voting and other rights of whatsoever nature pertaining to any such property and to grant proxies, discretionary or otherwise, with respect thereto; to appoint voting trustees under voting trust agreements and to delegate to such voting trustees the power to vote and all other powers, authorities and discretions usually conferred upon trustees under voting trust agreements;

                  (f) To borrow such sums of money at any time and from time to time for such periods of time upon such terms and conditions from such persons or corporations (including any fiduciary hereunder) for such purposes as may be deemed advisable, and to secure such loans by the pledge or hypothecation of any property held hereunder; and the lender shall have no obligation to inquire as to the application of the sums loaned or as to the necessity, expediency or propriety of the loan;

                  (g) To register and hold any property of any kind, whether real or personal, at any time held hereunder in the name of a nominee or nominees and to hold any such personal property in any State; and to receive and keep any stocks, bonds or other securities unregistered or in such condition that title thereto will pass by delivery;

                  (h) To distribute (including in satisfaction of any pecuniary disposition) any property in kind at market value unless otherwise directed herein or in cash, or partly in kind and partly in cash, and, without the consent of any beneficiary, to allocate among the recipients the property distributed in kind (including in satisfaction of any pecuniary disposition) in divided or undivided interests and without any obligation to make proportionate distributions or any obligation to distribute to all recipients property having an equivalent Federal income tax cost;

                  (i) To allocate to principal all dividends and distributions payable in property or in stocks, bonds or other securities whether of the disbursing company or another company;

                  (j) After the termination of the trust hereunder to exercise all the powers, authorities and discretions herein conferred until the complete distribution of the property held hereunder;

                  (k) To accept additional property transferred on behalf of the Grantor;

                  (l) To remove all or any part of the assets of or the situs of administration of the trust hereunder from one jurisdiction to another jurisdiction, either within or without the United States of America, at any time or from time to time;

                  (m) To employ investment counsel, accountants, depositories, custodians, brokers, consultants, agents, attorneys and other employees, irrespective of whether any person or entity so employed shall be a fiduciary hereunder or shall be a corporate affiliate of a fiduciary hereunder and irrespective of whether any entity so employed shall be one in which a fiduciary hereunder shall be a partner, stockholder, director, officer or corporate affiliate or shall have any interest, and to pay the usual compensation for such services out of principal or income as may be deemed advisable; and such compensation may be paid without diminution of or charging the same against the commissions or compensation of any fiduciary hereunder; and any fiduciary who shall be a partner, stockholder, director, officer or corporate affiliate in any such entity shall nevertheless be entitled as partner, stockholder, director, officer or corporate affiliate to receive such fiduciary's share of the compensation paid to such entity;

                  (n) To exercise any and all of the powers, authorities and discretions conferred hereunder in respect of any securities of any corporate fiduciary acting hereunder, or in respect of any securities of any holding company or corporation owning securities of any corporate fiduciary acting hereunder; and

                  (o) To act in any jurisdiction where permitted by law, or to designate one or more persons or a corporation to be ancillary fiduciary who shall serve without bond or security in any jurisdiction in which ancillary administration may be necessary; and to negotiate and determine the compensation to be paid to such ancillary fiduciary whether or not any compensation would otherwise be authorized by law, and to pay such compensation out of principal or income or both; and such ancillary fiduciary shall have with respect to any and all property subject to the ancillary administration all powers, authorities and discretions granted in this Article; provided, however, that any action which may require the investment of additional funds or the assumption of additional obligations shall not be undertaken without prior written consent of the fiduciary or fiduciaries acting hereunder; and if by reason of the law of any jurisdiction in which it may be necessary to perform any act any fiduciary hereunder may be disqualified from acting, then all of the acts required to be performed in such jurisdiction may be performed by such fiduciary's qualified co-fiduciary or co-fiduciaries then acting hereunder.

         V. (2). Notwithstanding the provisions of Section V. (1). hereof,


                  (a) The Administrator, as agent for the Grantor, shall have the authority to establish and deliver to the Trustee from time to time written investment guidelines setting forth the parameters within which the Trustee shall exercise its discretionary authority with respect to the investment of the Trust Fund subject to the restrictions on investments set forth above, and the Trustee shall have no liability to the Administrator, the Companies, the Grantor or any other person interested in the Trust Fund for any action or any omission in reliance upon such guidelines;

                  (b) The Administrator, as agent for the Grantor, is authorized to receive any disclosures or other notices delivered by the Trustee with respect to the investment of the Trust Fund in shares or interests in investment trusts or mutual funds with respect to which the Trustee or any of its affiliates acts as investment advisor or custodian or provides other services;

                  (c) In no event may the Trust Fund be invested in securities (including stock or rights to acquire stock) or obligations issued by the Companies, other than a de minimis amount held in common investment vehicles in which the Trustee invests; and

                  (d) The Trustee and its affiliates shall discharge their duties with respect to the Trust Fund solely in the interest of the Grantor and his Beneficiary(ies), for the exclusive purpose of accumulating assets to make distributions as provided in Article II hereunder and paying the reasonable expenses of administering the trust.


                                   ARTICLE VI
                                   ----------

                               General Provisions
                               ------------------


         VI. (1). This Trust Agreement and the trust created hereunder shall be construed, regulated and governed in all respects, not only as to administration but also as to validity and effect, by the laws of the State of New York in effect from time to time.

         VI. (2). The references in this Trust Agreement to the Internal Revenue Code shall mean the Internal Revenue Code of 1986, as amended, and shall include corresponding provisions of all subsequently enacted Federal tax laws.

         VI. (3). Any provision of the Trust Agreement prohibited by law, or which would cause the trust to any extent to fail or cease to be a grantor trust as described in Section I. (3). hereof, shall be to such extent ineffective, without invalidating the remaining provisions hereof.

         VI. (4). Amounts held in the Trust Fund may not be anticipated, assigned, alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process, except to the extent specifically permitted herein or as otherwise required by law.

         VI. (5). Any notice required under this Trust Agreement shall be delivered (a) personally, (b) by next day courier service (e.g., Federal
                                                           ----
Express or UPS), or (c) by certified or registered mail, return receipt requested, addressed as follows (or to such other address as any party may so notify the other party):

                        If to the Trustee:

                  Diane E. Moyer, Vice President
                  Morgan Guaranty Trust Company of New York
                  9 West 57th Street
                  New York, New York 10019

                       If to the Grantor:




                    If to the Administrator:

                  Philip Morris Companies Inc.
                  Attention:  Vice President,
                  Corporate Human Resources
                  120 Park Avenue
                  New York, New York  10017-5592


Any notice required under this Trust Agreement may be waived by the person entitled to such notice. Any notice to or from the Grantor under this Trust Agreement shall, in the event of the Grantor's death, be provided to or by the Beneficiary(ies) designated by the Grantor under this Trust Agreement. If more than one beneficiary has been designated, the Grantor shall designate one Beneficiary who shall be entitled to provide any notice required to the Administrator or Trustee.

         VI. (6). This Agreement shall be binding on all persons entitled to payments from the Trust Fund and their respective heirs and legal representatives, and on the Trustee and its successors.

         VI. (7). The Administrator, acting on behalf of the Grantor, may from time to time amend this Trust Agreement in any respect, provided, however, that no such amendment shall change the duties, responsibilities, or compensation of the Trustee without its written consent or shall cause any amount held in the Trust Fund to be payable to the Companies or to any person other than the Grantor, his Beneficiaries, his estate, or to the Trustee as compensation for services, or reimbursement for payment to its agents.

         VI. (8). In general, a Grantor's Beneficiary(ies) shall be the beneficiary(ies) designated by the Grantor or otherwise determined under the terms of the Plans. In the event, however, that no survivor's benefit or other death benefit is payable on behalf of the Grantor under one or more Plans, the Trust Fund shall first be applied to make payments due under any Plan for which a death benefit is payable; any balance remaining in the Trust Fund following payment of all death benefits under the Plans shall be paid in one lump sum in cash to the Beneficiary(ies) designated by the Grantor hereunder. A beneficiary designation under this Trust Agreement shall be made in writing by the Grantor in such manner and on such form as shall be specified by the Administrator, and a designation shall not be effective until it has been filed with the Administrator. In the absence of a beneficiary designation hereunder or the failure of the Beneficiary to survive, the Beneficiary shall be the Grantor's spouse, if any, and, if none his estate.

         IN WITNESS WHEREOF, the Grantor has hereunto set his hand and seal and the undersigned corporate party has caused this Trust Agreement to be executed and its seal affixed hereunto by its officers duly authorized and directed all as of the day and year first above written.



                       _____ __________________________(L.S.)
                         [Executive's Name], Grantor



                         Morgan Guaranty Trust Company
                           of New York, Trustee



                         BY__________________________________

Attest:

__________________________

                                   Schedule A
                                   ----------


[List relevant plans and arrangements]

STATE OF                   )
                           )       ss.:
COUNTY OF                  )



         On this _________ day of ____________, 19__, before me personally came [EXECUTIVE'S NAME], to me known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged to me that such person executed the same.



                                                ______________________________

STATE OF                   )
                           )       ss.:
COUNTY OF                  )



         On this ______________ day of _____________, 199__, before me personally came ___________________________, to me known, who, being by me duly sworn, did depose and say that such person resides at _________________________ in the City of, _____________________________, County of ______________________,
State of ___________________________; that such person is a ____________________
of MORGAN GUARANTY TRUST COMPANY OF NEW YORK, the corporation described in and which executed the foregoing instrument; that such person knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that such person signed such person's name thereto by like order.



                                                ______________________________

                             BENEFICIARY DESIGNATION
                             EMPLOYEE GRANTOR TRUST
                             ----------------------


         I understand that assets of the Employee Grantor Trust (the "Grantor Trust") established with Morgan Guaranty Trust Company of New York will be applied to pay benefits to me or on my behalf under the nonqualified supplemental benefit plans specified in Schedule A attached to the Grantor Trust (the "Plans"). Generally, the beneficiary(ies) entitled to receive benefits under the Grantor Trust in the event of my death shall be the beneficiary(ies) designated or otherwise determined under the terms of the Plans. If, however, after my death any assets of the Grantor Trust remain after all payments due under the Plans have been made to me or to my beneficiary(ies) under the Plans, those remaining assets of the Grantor Trust shall be paid to the beneficiary designated below. I understand that my spouse must consent to the designation of any beneficiary other than my spouse. I further understand that in the event my beneficiary does not survive, any remaining assets of the Grantor Trust will be paid to my spouse, if any, or if none, my estate. [To designate more than one beneficiary, attach additional sheet(s) with the name, SSN and address of each beneficiary, indicate each beneficiary's share and which beneficiary is entitled to provide notices regarding the Grantor Trust, and obtain spouse's consent in the same form as below.]

Name of Beneficiary:___________________________________________________________

Social Security Number:________________________________________________________

Address:_______________________________________________________________________

_______________________________________________________________________________

_________________________________      ________________________________________
             Date                                Signature of Employee

____________________________________
            Witness

                                CONSENT OF SPOUSE
                                -----------------


         I understand that I am entitled to be designated as the 100% beneficiary of the Grantor Trust. I give my consent to the designation of the above-named beneficiary. I am aware that in the event of my spouse's death, I will not receive 100% of the remaining assets of the Grantor Trust, and I may not receive any such assets. [Spouse's consent must be witnessed by the Administrator or a Notary Public.]

_______________________________           _____________________________________
            Date                              Signature of Employee's Spouse

_______________________________________
   Administrator or Notary Public

                       ADDITIONAL BENEFICIARY DESIGNATION
                       ----------------------------------

Name of Beneficiary:___________________________________________________________

Social Security Number:________________________________________________________

Address:_______________________________________________________________________

_______________________________________________________________________________

Beneficiary Share:_____________________________________________________________


Name of Beneficiary:___________________________________________________________

Social Security Number:________________________________________________________

Address:_______________________________________________________________________

_______________________________________________________________________________

Beneficiary Share:_____________________________________________________________


Name of Beneficiary:___________________________________________________________

Social Security Number:________________________________________________________

Address:_______________________________________________________________________

_______________________________________________________________________________

Beneficiary Share:_____________________________________________________________

_________________________________       _______________________________________
              Date                               Signature of Employee

_________________________________
             Witness


                                CONSENT OF SPOUSE
                                -----------------

         I understand that I am entitled to be designated as the 100% beneficiary of the Grantor Trust. I give my consent to the designation of the above-named beneficiary. I am aware that in the event of my spouse's death, I will not receive 100% of the remaining assets of the Grantor Trust, and I may not receive any such assets. [Spouse's consent must be witnessed by the Administrator or a Notary Public.]


_________________________________       _______________________________________
              Date                              Signature of Employee's Spouse

_______________________________________
   Administrator or Notary Public